SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                                 FORM 8-K

                               CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 14, 1996




               ONE PRICE CLOTHING STORES, INC.
  (Exact name of registrant as specified in its charter)


   Delaware                    0-15385                 57-0779028
(State or other             (Commission             (IRS Employer
jurisdiction of              File Number)          Identification
incorporation)                                         Number)

                             Highway 290
                            Commerce Park
                           Duncan, SC 29334
          (Address of principal executive offices) (Zip  Code)


      Registrant's telephone number, including area code: 864/433-8888



         (Former name or former address, if changed since last report)





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Item 7.           Financial Statements and Exhibits

         (a)-(b)           Not Applicable

         (c)               None


Item 8.  Change in Fiscal Year

         On March 14, 1996, the Board of Directors of One Price Clothing Stores, Inc. (the "Company"), decided to change the fiscal year of the Company from the Saturday nearest December 31 of each year to the Saturday nearest January 31 of each year. This decision was made in order to conform the Company's calendar to the seasonal patterns it experiences, as well as to enhance comparability of its quarterly and annual results with those of other retail companies. The Company expects to include information with respect to the transition period from December 31, 1995 to February 3, 1996 in its quarterly report on Form 10-Q to be filed with respect to the first quarter of the Company's newly adopted fiscal year.




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                                                     SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE PRICE CLOTHING STORES, INC.
 (Registrant)
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
                                   By:       /s/ Stephen A. Feldman

                                   Name:     Stephen A. Feldman

                                   Title:    Executive Vice President
                                             & Chief Financial Officer


                                   Date:     March 27, 1996


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